                                                                   Exhibit 10.20
                                                                   -------------

                                BankBoston, N.A.
                               100 Federal Street
                          Boston, Massachusetts 02110



                                    As of April 9, 1999

SatCon Technology Corporation
SatCon Film Microelectronics, Inc.
K&D Magmotor Corp.
161 First Street
Cambridge, Massachusetts  02142

Attention:  David B. Eisenhaure, President

Dear David:

This letter (this "Letter Agreement") will confirm that BankBoston, N.A. (the "Bank") holds available for SATCON TECHNOLOGY CORPORATION, SATCON FILM MICROELECTRONICS, INC., and K&D MAGMOTOR CORP. (collectively, the "Borrowers") a $3,000,000 demand discretionary line of credit. As you know, this lending arrangement is a modification of the currently existing $2,000,000 line of credit. All capitalized terms used but not defined in the text of this Letter Agreement shall have the meanings specified on Annex 1 attached hereto.
                                               -------

All borrowings under this line (each a "Loan" and collectively, the "Loans") will be the joint and several obligations of the Borrowers and will be used by the Borrowers for working capital purposes and capital expenditures. All outstanding amounts borrowed will be payable on demand.

Upon satisfaction of the Closing Conditions, borrowings will be made available at the Bank's sole discretion, subject to Borrowing Base Availability, and will bear interest at the Bank's Alternate Base Rate in effect from time to time plus
                                                                            ----
1.5% per annum, provided that Overadvances (as hereinafter defined) will bear
                --------
interest at the Alternate Base Rate in effect from time to time plus 2.5% per annum. Loans will be available on a same-day basis and prepayment of Loans may be made without penalty.

In addition, insofar as the Borrowers may request and the Bank may be willing in its sole discretion to make Loans to the Borrowers at a time when the debit balance in the Borrowers' loan account with the Bank (the "Loan Account") exceeds the Borrowing Base Availability or which cause the debit balance in the Loan Account to exceed the Borrowing Base Availability (any such Loan or Loans being herein referred to individually as an "Overadvance" and collectively as "Overadvances"), the Bank shall enter such Overadvances, along with all interest, expenses and charges relating thereto, as debits in the Loan Account. Although it will be within the sole discretion of the Bank whether it makes Overadvances under this Letter Agreement, the Borrowers understand that: (i) the aggregate amount of the Overadvances at any one time outstanding shall not exceed $500,000; (ii) the debit balance in the Loan Account at any one time outstanding shall not exceed $3,000,000; and (iii) no demand shall have been made or default shall exist and be continuing hereunder. Failure of the Borrowers to maintain any of the foregoing conditions shall be a default hereunder, and shall be deemed to be a failure to perform an Obligation hereunder. Notwithstanding the foregoing, however, the Borrowers acknowledge that the Bank at any time may, in its sole and complete discretion and even if all of the preceding conditions are met, require the Borrowers to reduce the debit balance in the Loan Account so that such debit balance no longer exceeds the Borrowing Base Availability.

Notwithstanding anything contained in the preceding paragraph or otherwise, unless sooner demanded by the Bank in its sole discretion, the Borrowers shall repay all outstanding Overadvances by August 8, 1999.

Loans will be evidenced by a Demand Promissory Note in the form of Annex 2 attached hereto (the "Note"). Each borrowing and the corresponding information will be recorded on such Note on the day of borrowing. The Bank's corresponding records of debit and credit will be additional evidence of Loans made hereunder.

The Borrowers shall also be permitted to request that standby and documentary letters of credit be issued for their account in lieu of Loans hereunder, provided that at the time the Borrowers request the issuance of a letter of
--------
credit and after giving effect to the issuance thereof, the LC Amount (as hereinafter defined) shall not exceed (i) $250,000 or (ii) an amount which, when added to the current debit balance in the Loan Account, would not exceed the Borrowing Base Availability plus any permitted Overadvances at such time, if
                            ----
any. If in our discretion we agree to issue such letters of credit, the Borrowers shall enter into such agreements and execute such documents as the Bank customarily requires in like transactions, including without limitation, a letter of credit application and agreement. Any and all amounts drawn under letters of credit shall be immediately due and payable by the Borrowers to the Bank and, in any event, shall bear interest at four percent (4%) above the Alternate Base Rate then in effect until fully paid. All standby letters of credit shall bear such fees as are mutually agreed to by the Bank and the Borrowers, and all standby and documentary letters of credit shall bear such other fees as are customarily charged by the Bank on such letters of credit.

The anticipated availability of borrowings under this demand discretionary facility is subject to our usual conditions that we continue to be satisfied with the affairs of the Borrowers and to any changes in government regulations or monetary policies. In addition, availability of borrowings will at all times be subject to Borrowing Base Availability.

Each Borrower agrees that it will not, without our prior written consent, create or suffer to exist any security interest, lien or other encumbrance ("Encumbrances") upon or with respect to any of its properties or assets, except for Encumbrances in favor of the Bank pursuant to the Security Agreement between such Borrower and the Bank of even date herewith. Each Borrower also agrees that it does not have any indebtedness, nor will it incur any indebtedness, other than the indebtedness reflected hereby and customary trade debt (not for borrowed money) in the ordinary course of business, so long as such debt is promptly paid and discharged when due or in conformity with customary trade terms and practices, without our prior written consent. No Borrower will, without our prior written consent, declare any dividends or make any distributions or other payments (other than salary in the ordinary course of business) to its shareholders.

Each Borrower represents and warrants to us that it is not in default under any material agreement or instrument to which it is a party or by which it is bound and that it is in compliance with all laws, statutes, regulations and rules applicable to it. Further, each Borrower agrees to notify us promptly of the occurrence (or, if known, the anticipated occurrence) of any of the following events: (i) any default under this Letter Agreement or the other Loan Documents or any default, acceleration or demand under any other agreement or instrument to which it is a party, by which it is bound or of which it is a guarantor, (ii) any material adverse change in the business, properties, condition (financial or otherwise) or prospects of any Borrower, or (iii) any failure of any Borrower to comply with any law, statute, regulation or rule applicable to it or the receipt of any notice regarding such potential non-compliance.

The Borrowers will furnish to the Bank such financial or other information regarding their business and operations as we may reasonably request, by prior written notice, from time to time, including, in any event, annual financial statements (including a balance sheet and related statements of income and cash flow) within 90 days after the end of each fiscal year certified by independent public accountants acceptable to the Bank, quarterly financial statements (including a balance sheet and related statements of income and cash flow) within 45 days after the end of each fiscal quarter certified by the chief financial officer of Satcon on behalf of the Borrowers, monthly financial statements (including a balance sheet and related statements of income and cash flow) within 30 days after the end of each fiscal month certified by the chief financial officer of Satcon on behalf of the Borrowers, and monthly borrowing base reports (along with detailed accounts receivable aging reports), in form satisfactory to the Bank, within 7 days after the end of each fiscal month. All such monthly and quarterly financial statements shall be on a consolidated and consolidating basis and all such annual financial statements shall be on a consolidated basis. All such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied.

As a condition to entering into this Letter Agreement and the financing contemplated hereby, we shall require a perfected first-priority security interest in all assets of each Borrower, as more fully described in the Security Agreement referred to above, securing all of the Borrowers' joint and several obligations to the Bank hereunder, under the Note and under the other Loan Documents (collectively, the "Obligations"). It is agreed that the references to the term "Obligations" contained in each such Security Agreement shall also be deemed to mean and include all of the Obligations under or in respect of this Letter Agreement, the Note and the other Loan Documents, and that the references in each such Security Agreement to the term "Letter Agreement" shall also be deemed to mean and include this Letter Agreement.

The Borrowers will pay all reasonable costs, fees and expenses in connection with the preparation and negotiation of the terms of this Letter Agreement and other Loan Documents (whether or not the facility closes), and in connection with the amendment, administration or enforcement hereof or thereof.

The Borrowers shall have the right to terminate this Letter Agreement upon prior written notice to the Bank. The Bank shall have the right to terminate this Letter Agreement at any time.

Please sign the form of acceptance on the enclosed counterpart of this Letter Agreement and the Note attached hereto as Annex 2, and return the same, together
                                          -------
with all of the other Loan Documents and authorizing resolutions, to the undersigned, and complete all of the other acts necessary to fulfill the Closing Conditions, on or before April 9, 1999.

We are pleased to be of service to you.


                                        Very truly yours,

                                        BANKBOSTON, N.A.



                                        By: /s/ Christopher S. Allen
                                           ------------------------
                                           Title:  Director


Accepted and Agreed:

SATCON TECHNOLOGY CORPORATION


By: /s/ David B. Eisenhaure
    -----------------------
  Title:  President


SATCON FILM MICROELECTRONICS, INC.


By: /s/ David B. Eisenhaure
    -----------------------
  Title:  President


K&D MAGMOTOR CORP.


By: /s/ David B. Eisenhaure
    -----------------------
  Title:  President


Date:    April 9, 1999

                                     ANNEX 1
                                     -------

"Alternate Base Rate" shall mean the higher of (i) the annual rate of interest announced from time to time by the Bank at its head office in Boston, Massachusetts as its "Base Rate" and (ii) one-half of one percent (1/2%) above the overnight federal funds effective rate as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. Any change in the Base Rate shall result in a corresponding change on the same day in the rate of interest accruing from and after such day on the unpaid balance of principal of the Loans, if any, effective on the day of such change in the Base Rate.

"Borrowing Base Availability" shall mean an amount equal to the lesser of (i) $3,000,000 less the LC Amount and (ii) the sum of 80% of the Eligible Accounts
           ----
Receivable of the Borrowers plus 40% of the Eligible Inventory of the Borrowers,
                            ----
provided that the Bank reserves the right, in its sole discretion, to increase
--------
or decrease the foregoing percentage or to modify the eligibility requirements at any time.

"Closing Conditions" shall mean each of the following:

     (i) the Bank has received each of the Loan the Bank; duly authorized, Documents, each in form executed and delivered and substance originals of satisfactory to

     (ii) there has not occurred (financial or otherwise), any Borrower; any material adverse operations, assets, change in the condition income and/or prospects of

     (iii) each Borrower is in compliance with all of the terms of each Loan Document; and

     (iv) there has not been any thereof that, in the policy of any Loans hereunder. change in any law or Bank's opinion, would governmental agency or regulation or interpretation make it illegal or authority for the Bank to against the make the

"Eligible Accounts Receivable" shall mean the aggregate accounts receivable of a
Borrower:

     (i) in which the Bank has a valid and perfected first-priority security interest;

     (ii) which are not unpaid more than 90 days from the date the corresponding service was rendered or performed by such Borrower;

     (iii) which arose in the ordinary course of business;

     (iv) which are not progress or advance billings for work not yet performed (including, without limitation, advance billings for up-front "non-recurring engineering" and "burn-in charges");

     (v) which do not arise from the rendering of services on a contract basis; and

     (vi) which have not been designated by the Bank in its sole discretion as unacceptable.

"Base Inventory" shall mean inventory (other than work-in-process) as to which a Borrower has acquired title, the Bank has acquired a valid and perfected first-priority security interest, and such Borrower has furnished to the Bank information relating thereto as provided in this Letter Agreement. Inventory immediately loses the status of Base Inventory if and when a Borrower sells it, otherwise passes title thereto or consumes it or the Bank releases or transfers its security interest therein. Anything herein to the contrary notwithstanding, Base Inventory shall exclude all inventory owned by K&D Magmotor Corp. unless and until it institutes a tracking system capable of reporting changes in its inventory on a monthly basis, which system shall be satisfactory to the Bank in its sole discretion.

"Eligible Inventory" shall mean the net value of Base Inventory, calculated at the lesser of fair market value or cost determined on the "first in, first out" basis after taking into account charges and liens (other than those of the Bank) of all kinds against the Base Inventory, changes in the market value thereof, and transportation, processing and other handling charges affecting the value thereof, all as determined by the Bank in its sole discretion, which determination shall be final and binding upon the Borrowers.

"Loan Documents" shall mean, collectively, (i) this Letter Agreement, (ii) the Note, (iii) the separate Security Agreements dated as of December 16, 1998 between each Borrower and the Bank, (iv) the separate Solvency Certificates of each Borrower dated as of December 16, 1998 in favor of the Bank, and (v) the letters of credit issued pursuant to this Letter Agreement (or its predecessor) and all documents, instruments and contracts (including applications) delivered in connection therewith, as any of the foregoing may be amended from time to time; along with any and all other agreements, certificates or documents executed and delivered by any Borrower to the Bank in connection with the foregoing or the transactions contemplated hereby or thereby, whether executed and delivered on or before the Closing Date or at any time thereafter.

"LC Amount" shall mean, with respect to all letters of credit issued by the Bank and outstanding at any time, an aggregate amount equal to the sum of (i) the maximum amount then available to be drawn under such letters of credit (without regard to whether any conditions to drawing could then be met), plus (ii) the aggregate amount of any unreimbursed draws under such letters of credit.

                                     ANNEX 2
                                     -------

                          SATCON TECHNOLOGY CORPORATION
                       SATCON FILM MICROELECTRONICS, INC.
                               K&D MAGMOTOR CORP.

                             DEMAND PROMISSORY NOTE
                             ------ ---------- ----


$3,000,000                                      April 9, 1999
                                             Boston, Massachusetts



          FOR VALUE RECEIVED, the undersigned (collectively, the "Borrowers"), by this promissory note ("this Note"), absolutely and unconditionally, and jointly and severally, promise to pay to the order of BANKBOSTON, N.A. (the "Bank"), at the head office of the Bank in Boston, Massachusetts, ON DEMAND, THREE MILLION DOLLARS ($3,000,000) or, if less, the aggregate principal amount of all loans made by the Bank to the Borrowers as shown in the schedule attached hereto (the "Note Schedule"), together with interest on each loan from the date such loan is made until the maturity thereof at the applicable rate set forth in the Note Schedule.

          Interest on the principal amount of each loan shall be payable in arrears ON DEMAND, provided that unless sooner demanded interest on each loan
                   --------
shall be payable on the first day of each successive calendar month, beginning on the first of such dates occurring after the date of such loan and when such loan is due.

          Loans shall bear interest at a rate per annum equal to the rate of interest from time to time in effect under that certain Discretionary Demand Line Letter of even date herewith among the Borrowers and the Bank (the "Line Letter").

          Upon demand, there shall become absolutely due and payable by the Borrowers and the Borrowers hereby jointly and severally promise to pay to the Bank, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

          Interest shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed. All payments hereunder shall be made in lawful currency of the United States of America in immediately available and freely transferable funds. All payments hereunder shall be made without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, fees, deductions, withholdings, restrictions or conditions of any nature.

          Overdue payments of principal of any loan (whether after demand or otherwise), and, to the extent permitted by applicable law, overdue interest, fees, expenses and other charges, shall bear interest, payable on demand and compounded daily, at a rate per annum equal to 4% above the Base Rate.

          The Borrowers will have the right to prepay the unpaid principal of each loan in full or in part without penalty or charge, provided that all of the
                                                        --------
unpaid interest accrued on the amount so prepaid to the date of such payment must be paid at the time of any such prepayment. The Borrowers will be entitled at the Bank's discretion to reborrow all or any part of the principal of any loan repaid or prepaid prior to demand by the Bank.

          To the extent permitted by law and not expressly required under any of the Loan Documents, the Borrowers hereby irrevocably waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note. The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the Bank arising out of or relating to this Note.

          EACH BORROWER HEREBY WAIVES TRIAL BY JURY, AND HEREBY WAIVES RIGHTS OF SETOFF, IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE, THE LINE LETTER OF EVEN DATE HEREWITH, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO AMONG THE BORROWERS AND THE BANK. EACH BORROWER CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

          The failure of the Bank to exercise all or any of its rights, remedies, powers or privileges hereunder in any instance shall not constitute a waiver thereof in that or in any other instance.

          All notices, demands or other communications to or upon the Borrowers pursuant to this Note shall be in writing, either delivered in hand or sent to the undersigned by first-class mail, postage prepaid, or by telex, telefax, facsimile transmission or telegraph, addressed to the undersigned, marked "Attention: David B. Eisenhaure" at the address of the Borrowers set forth below or at such other address as the Borrowers shall have designated in a written notice to the Bank.

          Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the Bank, upon demand by the Bank at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys' fees and all other reasonable collection charges and expenses incurred or sustained by the Bank.

          This instrument shall have the effect of an instrument executed under seal and shall be governed by the laws of the Commonwealth of Massachusetts without regard to its conflicts of law rules.

          Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

          IN WITNESS WHEREOF, this NOTE has been duly executed by each of the undersigned on the date first above written in Boston, Massachusetts.

[SEAL]

Attest:                           SATCON TECHNOLOGY CORPORATION



 /s/ Marilyn Fitzgerald           By: /s/ David B. Eisenhaure
----------------------------          -----------------------
My commission expires             Title:  President
11-4-2005
                                  Address:  161 First Street
                                            Cambridge, Massachusetts  02142


Attest:                           SATCON FILM
                                  MICROELECTRONICS, INC.


 /s/ Marilyn Fitzgerald           By: /s/ David B. Eisenhaure
----------------------------          -----------------------
My commission expires                 Title:  President
11-4-2005
                                  Address:  161 First Street
                                            Cambridge, Massachusetts  02142


Attest:                           K&D MAGMOTOR CORP.


 /s/ Marilyn Fitzgerald           By: /s/ David B. Eisenhaure
----------------------------          -----------------------
My commission expires             Title:  President
11-4-2005
                                  Address:  161 First Street
                                            Cambridge, Massachusetts  02142

                        NOTE SCHEDULE TO PROMISSORY NOTE

                              DATED: April 9, 1999

                                                    Date and
                    Principal                       Amount of
       Date of      Amount of       Interest         Payment      Notation
        Loan          Loan            Rate          Received       Made By
        ----          ----            ----          --------       -------



                                    Base Rate
                                    plus 1.5%*



______________________________________
* Notwithstanding the 1.5% Base Rate spread set forth above, any Loans which constitute Overadvances under the Line Letter shall bear interest at the Base Rate plus 2.5%. The Base Rate shall have the meaning set forth in the Line Letter.

                               BankBoston, N.A.
                              100 Federal Street
                          Boston, Massachusetts 02110


                               As of May 7, 1999

SatCon Technology Corporation
SatCon Film Microelectronics, Inc.
K&D Magmotor Corp.
HyComp Acquisition Corp.
161 First Street
Cambridge, Massachusetts  02142

Attention: David B. Eisenhaure, President

Dear David:

This letter (this "Letter Agreement") will confirm that BankBoston, N.A. (the "Bank") holds available for SATCON TECHNOLOGY CORPORATION, SATCON FILM MICROELECTRONICS, INC., K&D MAGMOTOR CORP. and HYCOMP ACQUISITION CORP. (collectively, the "Borrowers") a $3,000,000 demand discretionary line of credit. As you know, this lending arrangement is a modification of the currently existing $3,000,000 line of credit in order to reflect the addition of HyComp Acquisition Corp. as a new Borrower hereunder. All capitalized terms used but not defined in the text of this Letter Agreement shall have the meanings specified on Annex 1 attached hereto.
                      -------

All borrowings under this line (each a "Loan" and collectively, the "Loans") will be the joint and several obligations of the Borrowers and will be used by the Borrowers for working capital purposes and capital expenditures. All outstanding amounts borrowed will be payable on demand.

Upon satisfaction of the Closing Conditions, borrowings will be made available at the Bank's sole discretion, subject to Borrowing Base Availability, and will bear interest at the Bank's Alternate Base Rate in effect from time to time plus
                                                                            ----
1.5% per annum, provided that Overadvances (as hereinafter defined) will bear
                --------
interest at the Alternate Base Rate in effect from time to time plus 2.5% per annum. Loans will be available on a same-day basis and prepayment of Loans may be made without penalty.

In addition, insofar as the Borrowers may request and the Bank may be willing in its sole discretion to make Loans to the Borrowers at a time when the debit balance in the

Borrowers' loan account with the Bank (the "Loan Account") exceeds the Borrowing Base Availability or which cause the debit balance in the Loan Account to exceed the Borrowing Base Availability (any such Loan or Loans being herein referred to individually as an "Overadvance" and collectively as "Overadvances"), the Bank shall enter such Overadvances, along with all interest, expenses and charges relating thereto, as debits in the Loan Account. Although it will be within the sole discretion of the Bank whether it makes Overadvances under this Letter Agreement, the Borrowers understand that: (i) the aggregate amount of the Overadvances at any one time outstanding shall not exceed $500,000; (ii) the debit balance in the Loan Account at any one time outstanding shall not exceed $3,000,000; and (iii) no demand shall have been made or default shall exist and be continuing hereunder. Failure of the Borrowers to maintain any of the foregoing conditions shall be a default hereunder, and shall be deemed to be a failure to perform an Obligation hereunder. Notwithstanding the foregoing, however, the Borrowers acknowledge that the Bank at any time may, in its sole and complete discretion and even if all of the preceding conditions are met, require the Borrowers to reduce the debit balance in the Loan Account so that such debit balance no longer exceeds the Borrowing Base Availability.

Notwithstanding anything contained in the preceding paragraph or otherwise, unless sooner demanded by the Bank in its sole discretion, the Borrowers shall repay all outstanding Overadvances by August 8, 1999.

Loans will be evidenced by a Demand Promissory Note in the form of Annex 2
                                                                   -------
attached hereto (the "Note"). Each borrowing and the corresponding information will be recorded on such Note on the day of borrowing. The Bank's corresponding records of debit and credit will be additional evidence of Loans made hereunder.

The Borrowers shall also be permitted to request that standby and documentary letters of credit be issued for their account in lieu of Loans hereunder, provided that at the time the Borrowers request the issuance of a letter of
--------
credit and after giving effect to the issuance thereof, the LC Amount (as hereinafter defined) shall not exceed (i) $250,000 or (ii) an amount which, when added to the current debit balance in the Loan Account, would not exceed the Borrowing Base Availability plus any permitted Overadvances at such time, if
                            ----
any. If in our discretion we agree to issue such letters of credit, the Borrowers shall enter into such agreements and execute such documents as the Bank customarily requires in like transactions, including without limitation, a letter of credit application and agreement. Any and all amounts drawn under letters of credit shall be immediately due and payable by the Borrowers to the Bank and, in any event, shall bear interest at four percent (4%) above the Alternate Base Rate then in effect until fully paid. All standby letters of credit shall bear such fees as are mutually agreed to by the Bank and the Borrowers, and all standby and documentary letters of credit shall bear such other fees as are customarily charged by the Bank on such letters of credit.

The anticipated availability of borrowings under this demand discretionary facility is subject to our usual conditions that we continue to be satisfied with the affairs of the

Borrowers and to any changes in government regulations or monetary policies. In addition, availability of borrowings will at all times be subject to Borrowing Base Availability.

Each Borrower agrees that it will not, without our prior written consent, create or suffer to exist any security interest, lien or other encumbrance ("Encumbrances") upon or with respect to any of its properties or assets, except for Encumbrances in favor of the Bank pursuant to the Security Agreement between such Borrower and the Bank of even date herewith. Each Borrower also agrees that it does not have any indebtedness, nor will it incur any indebtedness, other than the indebtedness reflected hereby and customary trade debt (not for borrowed money) in the ordinary course of business, so long as such debt is promptly paid and discharged when due or in conformity with customary trade terms and practices, without our prior written consent. No Borrower will, without our prior written consent, declare any dividends or make any distributions or other payments (other than salary in the ordinary course of business) to its shareholders.

Each Borrower represents and warrants to us that it is not in default under any material agreement or instrument to which it is a party or by which it is bound and that it is in compliance with all laws, statutes, regulations and rules applicable to it. Further, each Borrower agrees to notify us promptly of the occurrence (or, if known, the anticipated occurrence) of any of the following events: (i) any default under this Letter Agreement or the other Loan Documents or any default, acceleration or demand under any other agreement or instrument to which it is a party, by which it is bound or of which it is a guarantor, (ii) any material adverse change in the business, properties, condition (financial or otherwise) or prospects of any Borrower, or (iii) any failure of any Borrower to comply with any law, statute, regulation or rule applicable to it or the receipt of any notice regarding such potential non-compliance.

The Borrowers will furnish to the Bank such financial or other information regarding their business and operations as we may reasonably request, by prior written notice, from time to time, including, in any event, annual financial statements (including a balance sheet and related statements of income and cash flow) within 90 days after the end of each fiscal year certified by independent public accountants acceptable to the Bank, quarterly financial statements (including a balance sheet and related statements of income and cash flow) within 45 days after the end of each fiscal quarter certified by the chief financial officer of Satcon on behalf of the Borrowers, monthly financial statements (including a balance sheet and related statements of income and cash flow) within 30 days after the end of each fiscal month certified by the chief financial officer of Satcon on behalf of the Borrowers, and monthly borrowing base reports (along with detailed accounts receivable aging reports), in form satisfactory to the Bank, within 7 days after the end of each fiscal month. All such monthly and quarterly financial statements shall be on a consolidated and consolidating basis and all such annual financial statements shall be on a consolidated basis. All such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied.

As a condition to entering into this Letter Agreement and the financing contemplated hereby, we shall require a perfected first-priority security interest in all assets of each Borrower, as more fully described in the Security Agreement referred to above, securing all of the Borrowers' joint and several obligations to the Bank hereunder, under the Note and under the other Loan Documents (collectively, the "Obligations"). It is agreed that the references to the term "Obligations" contained in each such Security Agreement shall also be deemed to mean and include all of the Obligations under or in respect of this Letter Agreement, the Note and the other Loan Documents, and that the references in each such Security Agreement to the term "Letter Agreement" shall also be deemed to mean and include this Letter Agreement.

The Borrowers will pay all reasonable costs, fees and expenses in connection with the preparation and negotiation of the terms of this Letter Agreement and other Loan Documents (whether or not the facility closes), and in connection with the amendment, administration or enforcement hereof or thereof.

The Borrowers shall have the right to terminate this Letter Agreement upon prior written notice to the Bank. The Bank shall have the right to terminate this Letter Agreement at any time.

Please sign the form of acceptance on the enclosed counterpart of this Letter Agreement and the Note attached hereto as Annex 2, and return the same, together
                                          -------
with all of the other Loan Documents and authorizing resolutions, to the undersigned, and complete all of the other acts necessary to fulfill the Closing Conditions, on or before May 7, 1999.

We are pleased to be of service to you.

                                        Very truly yours,

                                        BANKBOSTON, N.A.



                                        By: /s/ Christopher S. Allen
                                           -------------------------
                                           Title:  Director


Accepted and Agreed:

SATCON TECHNOLOGY CORPORATION


By: /s/ David B. Eisenhaure
   ----------------------------
   Title: President


SATCON FILM MICROELECTRONICS, INC.


By: /s/ David B. Eisenhaure
   ----------------------------
   Title: President


K&D MAGMOTOR CORP.


By: /s/ David B. Eisenhaure
   ----------------------------
   Title: President


HYCOMP ACQUISITION CORP.


By: /s/ David B. Eisenhaure
   ----------------------------
   Title: President


Date: May 7, 1999

                                    ANNEX 1
                                    -------

"Alternate Base Rate" shall mean the higher of (i) the annual rate of interest announced from time to time by the Bank at its head office in Boston, Massachusetts as its "Base Rate" and (ii) one-half of one percent (1/2%) above the overnight federal funds effective rate as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. Any change in the Base Rate shall result in a corresponding change on the same day in the rate of interest accruing from and after such day on the unpaid balance of principal of the Loans, if any, effective on the day of such change in the Base Rate.

"Borrowing Base Availability" shall mean an amount equal to the lesser of (i) $3,000,000 less the LC Amount and (ii) the sum of 80% of the Eligible Accounts
           ----
Receivable of the Borrowers plus 40% of the Eligible Inventory of the Borrowers,
                            ----
provided that the Bank reserves the right, in its sole discretion, to increase
--------
or decrease the foregoing percentage or to modify the eligibility requirements at any time.

"Closing Conditions" shall mean each of the following:

     (i) the Bank has received duly authorized, executed and delivered originals of each of the Loan Documents, each in form and substance satisfactory to the Bank;

     (ii) there has not occurred any material adverse change in the condition (financial or otherwise), operations, assets, income and/or prospects of any Borrower;

     (iii) each Borrower is in compliance with all of the terms of each Loan Document; and

     (iv) there has not been any change in any law or regulation or interpretation thereof that, in the Bank's opinion, would make it illegal or against the policy of any governmental agency or authority for the Bank to make the Loans hereunder.

"Eligible Accounts Receivable" shall mean the aggregate accounts receivable of a
Borrower:

     (i) in which the Bank has a valid and perfected first-priority security interest;

     (ii) which are not unpaid more than 90 days from the date the corresponding service was rendered or performed by such Borrower;

     (iii)   which arose in the ordinary course of business;

     (iv) which are not progress or advance billings for work not yet performed (including, without limitation, advance billings for up-front "non-recurring engineering" and "burn-in charges");

     (v) which do not arise from the rendering of services on a contract basis; and

     (vi) which have not been designated by the Bank in its sole discretion as unacceptable.

"Base Inventory" shall mean inventory (other than work-in-process) as to which a Borrower has acquired title, the Bank has acquired a valid and perfected first-priority security interest, and such Borrower has furnished to the Bank information relating thereto as provided in this Letter Agreement. Inventory immediately loses the status of Base Inventory if and when a Borrower sells it, otherwise passes title thereto or consumes it or the Bank releases or transfers its security interest therein. Anything herein to the contrary notwithstanding, Base Inventory shall exclude all inventory owned by K&D Magmotor Corp. unless and until it institutes a tracking system capable of reporting changes in its inventory on a monthly basis, which system shall be satisfactory to the Bank in its sole discretion.

"Eligible Inventory" shall mean the net value of Base Inventory, calculated at the lesser of fair market value or cost determined on the "first in, first out" basis after taking into account charges and liens (other than those of the Bank) of all kinds against the Base Inventory, changes in the market value thereof, and transportation, processing and other handling charges affecting the value thereof, all as determined by the Bank in its sole discretion, which determination shall be final and binding upon the Borrowers.

"Loan Documents" shall mean, collectively, (i) this Letter Agreement, (ii) the Note, (iii) the separate Security Agreements dated as of December 16, 1998 between each Borrower and the Bank, (iv) the separate Solvency Certificates of each Borrower dated as of December 16, 1998 in favor of the Bank, (v) the Security Agreement and Solvency Certificate, each of even date, from HyComp Acquisition Corp. in favor of the Bank, and (vi) the letters of credit issued pursuant to this Letter Agreement (or its predecessor) and all documents, instruments and contracts (including applications) delivered in connection therewith, as any of the foregoing may be amended from time to time; along with any and all other agreements, certificates or documents executed and delivered by any Borrower to the Bank in connection with the foregoing or the transactions contemplated hereby or thereby, whether executed and delivered on or before the Closing Date or at any time thereafter.

"LC Amount" shall mean, with respect to all letters of credit issued by the Bank and outstanding at any time, an aggregate amount equal to the sum of (i) the maximum amount then available to be drawn under such letters of credit (without regard to whether any conditions to drawing could then be met), plus (ii) the aggregate amount of any unreimbursed draws under such letters of credit.

                                    ANNEX 2
                                    -------
                         SATCON TECHNOLOGY CORPORATION
                      SATCON FILM MICROELECTRONICS, INC.
                              K&D MAGMOTOR CORP.
                           HYCOMP ACQUISITION CORP.

                            DEMAND PROMISSORY NOTE
                            ------ ---------- ----


$3,000,000                                               May 7, 1999
                                                       Boston, Massachusetts


     FOR VALUE RECEIVED, the undersigned (collectively, the "Borrowers"), by this promissory note ("this Note"), absolutely and unconditionally, and jointly and severally, promise to pay to the order of BANKBOSTON, N.A. (the "Bank"), at the head office of the Bank in Boston, Massachusetts, ON DEMAND, THREE MILLION DOLLARS ($3,000,000) or, if less, the aggregate principal amount of all loans made by the Bank to the Borrowers as shown in the schedule attached hereto (the "Note Schedule"), together with interest on each loan from the date such loan is made until the maturity thereof at the applicable rate set forth in the Note Schedule.

     Interest on the principal amount of each loan shall be payable in arrears ON DEMAND, provided that unless sooner demanded interest on each loan shall be
           --------
payable on the first day of each successive calendar month, beginning on the first of such dates occurring after the date of such loan and when such loan is due.

     Loans shall bear interest at a rate per annum equal to the rate of interest from time to time in effect under that certain Discretionary Demand Line Letter of even date herewith among the Borrowers and the Bank (the "Line Letter").

     Upon demand, there shall become absolutely due and payable by the Borrowers and the Borrowers hereby jointly and severally promise to pay to the Bank, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

     Interest shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed. All payments hereunder shall be made in lawful currency of the United States of America in immediately available and freely transferable funds. All payments hereunder shall be made without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, fees, deductions, withholdings, restrictions or conditions of any nature.

     Overdue payments of principal of any loan (whether after demand or otherwise), and, to the extent permitted by applicable law, overdue interest, fees, expenses and other charges, shall bear interest, payable on demand and compounded daily, at a rate per annum equal to 4% above the Base Rate.

     The Borrowers will have the right to prepay the unpaid principal of each loan in full or in part without penalty or charge, provided that all of the
                                                   --------
unpaid interest accrued on the amount so prepaid to the date of such payment must be paid at the time of any such prepayment. The Borrowers will be entitled at the Bank's discretion to reborrow all or any part of the principal of any loan repaid or prepaid prior to demand by the Bank.

     To the extent permitted by law and not expressly required under any of the Loan Documents, the Borrowers hereby irrevocably waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note. The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the Bank arising out of or relating to this Note.

     EACH BORROWER HEREBY WAIVES TRIAL BY JURY, AND HEREBY WAIVES RIGHTS OF SETOFF, IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE, THE LINE LETTER OF EVEN DATE HEREWITH, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO AMONG THE BORROWERS AND THE BANK. EACH BORROWER CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

     The failure of the Bank to exercise all or any of its rights, remedies, powers or privileges hereunder in any instance shall not constitute a waiver thereof in that or in any other instance.

     All notices, demands or other communications to or upon the Borrowers pursuant to this Note shall be in writing, either delivered in hand or sent to the undersigned by first-class mail, postage prepaid, or by telex, telefax, facsimile transmission or telegraph, addressed to the undersigned, marked "Attention: David B. Eisenhaure" at the address of the Borrowers set forth below or at such other address as the Borrowers shall have designated in a written notice to the Bank.

     Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the Bank, upon demand by the Bank at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys' fees and all other reasonable collection charges and expenses incurred or sustained by the Bank.

     This instrument shall have the effect of an instrument executed under seal and shall be governed by the laws of the Commonwealth of Massachusetts without regard to its conflicts of law rules.

     Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

     IN WITNESS WHEREOF, this NOTE has been duly executed by each of the undersigned on the date first above written in Boston, Massachusetts.

[SEAL]

Attest:                                 SATCON TECHNOLOGY CORPORATION


/s/ Marilyn Fitzgerald                  By: /s/ David B. Eisenhaure
_______________________                    ----------------------------
My commission expires 11-4-2005            Title: President

                                        Address: 161 First Street
                                                 Cambridge, Massachusetts 02142


Attest:                                 SATCON FILM
                                        MICROELECTRONICS, INC.


/s/ Marilyn Fitzgerald                  By: /s/ David B. Eisenhaure
_______________________                    ----------------------------
My commission expires 11-4-2005            Title: President

                                        Address: 161 First Street
                                                 Cambridge, Massachusetts 02142


Attest:                                 K&D MAGMOTOR CORP.


/s/ Marilyn Fitzgerald                  By: /s/ David B. Eisenhaure
_______________________                    ----------------------------
My commission expires 11-4-2005            Title:  President

                                        Address: 161 First Street
                                                 Cambridge, Massachusetts 02142


Attest:                                 HYCOMP ACQUISITION CORP.


/s/ Marilyn Fitzgerald                  By: /s/ David B. Eisenhaure
_______________________                    ----------------------------
My commission expires 11-4-2005            Title: President

                                        Address: 161 First Street
                                                 Cambridge, Massachusetts 02142

                        NOTE SCHEDULE TO PROMISSORY NOTE

                               DATED: May 7, 1999

                                                Date and
                Principal                       Amount of
  Date of       Amount of        Interest        Payment       Notation
   Loan           Loan             Rate         Received       Made By
   ----           ----             ----         --------       -------


                                   Base Rate
                                  plus 1.5%*



______________________________________
* Notwithstanding the 1.5% Base Rate spread set forth above, any Loans which constitute Overadvances under the Line Letter shall bear interest at the Base Rate plus 2.5%. The Base Rate shall have the meaning set forth in the
              ----
    Line Letter.